Supplement dated July 17, 2026
to the Statement of Additional Information (SAI), dated July 1, 2026, for the following fund:
Fund
Columbia Acorn Trust
Columbia Acorn® Fund
Effective immediately, the information under the subsection “The Investment Manager and Subadvisers – Portfolio Managers” in the “Investment Management and Other Services” section of the SAI for Columbia Acorn® Fund (Acorn Fund) is hereby superseded and replaced with the following:
		Other Accounts Managed (Excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal year ending December 31 – Information is as of December 31, 2025, unless otherwise noted
Acorn Fund	Nicolas Janvier(l)	1 RIC 3 PIVs 2 other accounts	$11.66 million $3.09 billion $0.44 million	None	None	Columbia Management	Columbia Management
	Pratyasha Rath	1 RIC 7 other accounts	$470.60 million $1.18 million	None	$10,001 – $50,000(b)
*
RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**
Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(b)
Notional investments through a deferred compensation account.
(l)
The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of May 31, 2026.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP910_00_049_(07/26)